ORBITAL SCIENCES CORPORATION
       1990 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                           ARTICLE I
                        PURPOSE OF PLAN

           The purpose of this 1990 Stock Option Plan for Non-Employee Directors is to promote the growth and profitability of Orbital Sciences Corporation by providing, through the ownership of Shares, incentives to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and other Participating Companies and to reward such directors for such contributions.


                           ARTICLE II
                          DEFINITIONS

          For the purposes of the Plan, the following terms shall have the meanings set forth in this Article II:

      2.01   Board.   The term "Board" shall mean  the  Board  of
Directors of the Company.

       2.02   Committee.   The  term  "Committee"  shall  mean  a
committee appointed by the Board pursuant to Section 3.04 and constituting not less than three (3) members of the Board.

      2.03   Company.   The  term "Company"  shall  mean  Orbital
Sciences Corporation, a Delaware corporation, or any successor thereof.

      2.04 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

      2.05  Effective Date.  The term "Effective Date" shall mean
August 2, 1990.

     2.06 Eligible Director. The term "Eligible Director" shall mean any Director who is not an employee of the Company or any Participating Company and is not a holder of more than two percent (2%) of the outstanding Shares, nor a person who is an affiliate of any such holder.

      2.07  Exchange Act.  The term "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

     2.08 Fair Market Value. The term "Fair Market Value," when used with respect to the determination of the option price of Options, shall mean the closing sale price of outstanding Shares on the national securities exchange on which outstanding Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system on which outstanding Shares are quoted on the date of the grant of the Option. In the event that there are no sales of outstanding Shares on any such exchange or market on such date of the grant of the Option, the fair market value of Shares on the date of the grant shall be deemed to be the closing sales price on the next preceding day on which outstanding Shares were sold on any such exchange or market. In the event that Shares are not listed or quoted on any such exchange or market on such date of the grant of the Option, a reasonable valuation of the fair market value of the Shares on the date of the grant shall be made by the Board.

      2.09   I.R.C.   The term "I.R.C." shall mean  the  Internal
Revenue Code of 1986, as it has been or may be amended from time to time.

      2.10   Incentive  Stock Option.  The term "Incentive  Stock
Option"   shall   mean  any  Option  intended  to   satisfy   the
requirements under I.R.C. Section 422(b) as an incentive stock option.

      2.11   Nonstatutory  Stock Option.  The term  "Nonstatutory
Stock Option" shall mean any Option granted under the Plan that does not qualify as an Incentive Stock Option.

      2.12 Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

      2.13  Optionee.  The term "Optionee" shall mean an Eligible
Director who has been granted Options.

      2.14 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 425(e).

       2.15   Participating  Company.   The  term  "Participating
Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation.

      2.16   Plan.  The term "Plan" shall refer to the 1990 Stock
Option Plan for Non-Employee Directors of the Company set forth herein that provides for the granting of Nonstatutory Stock
Options.

      2.17 Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

      2.18 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $0.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

       2.19    Subsidiary  Corporation.   The  term   "Subsidiary
Corporation"  shall  mean  a corporation  as  defined  in  I.R.C.
Section 425(f).

       2.20   Terminating  Transaction.   The  term  "Terminating
Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of substantially all of the Company's assets; or (d) a sale to one person (or two or more persons acting in concert) of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

      2.21 Termination Date. The term "Termination Date" shall mean August 2, 2000.

      2.22 Total Disability. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 22(e)(3).


                          ARTICLE III
                     ADMINISTRATION OF PLAN

       3.01 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion (a) to grant Options in accordance with the Plan to Eligible Directors; (b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan.

     3.02 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

      3.03 Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all parties and on their successors-in-interest.

      3.04 Administration by Committee. The Board, in its sole discretion, may, from time to time, appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.01.


                           ARTICLE IV
              NUMBER OF SHARES AVAILABLE FOR GRANT

            Subject  to  the provisions of this  Article  IV  and
Section 6.08(a), the maximum aggregate number of Shares which may be optioned and sold under the Plan is 170,000. In the event that outstanding Options shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options. In the event that Shares that were previously issued by the Company upon exercise of an Option are reacquired by the Company as part of the consideration received (in accordance with Section 6.05(b) hereof) upon the subsequent exercise of an Option, such reacquired Shares shall again be available for the granting of Options.


                           ARTICLE V
                          TERM OF PLAN

            The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted after the Termination Date.


                           ARTICLE VI
                          OPTION TERMS

     6.01 Number of Options Shares and Form of Option Agreement. Each Eligible Director shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares on August 2, 1991. In addition, each Eligible Director shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares on January 2, 1991 and on each anniversary thereafter through January 2, 1995, and three thousand (3,000) Shares on January 2, 1996 and on each anniversary thereafter, provided that such individual is then an Eligible Director. Any Option granted shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

      6.02  Option Exercise Price.  The option exercise price for
Shares covered by Options shall be the Fair Market Value of the Shares.

     6.03 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted shall vest and be exercisable in accordance with the rules set forth in this
Section 6.03:

            (a) General.  Subject to the other provisions of this
Section 6.03, Options shall vest and become exercisable in accordance with the following formula:

                 (i) Options granted on August 2, 1990 shall become exercisable to the extent of one hundred percent
     (100%) of the Shares covered thereby on January 2, 1991; and

                (ii) Options granted after August 2, 1990 shall become exercisable as to one hundred percent (100%) of the Shares covered thereby on the first anniversary of the date of grant.

            (b) Termination of Options. All installments of an Option shall expire and terminate ten (10) years from the day before the date such Option was granted (the "Option Termination
Date").

           (c) Termination of Directorship other than by Death or Total Disability. In the event that an Optionee ceases to be a Director for any reason (other than death or Total Disability), any Options held by such Optionee that have not vested and become exercisable as of the directorship termination date shall expire and become unexercisable as of the directorship termination date. All vested and exercisable Options as of the directorship termination date shall expire and become unexercisable as of the earlier of (i) three (3) months following the directorship termination date or (ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is a Director of any Participating Company shall not be deemed to have incurred a termination of his directorship so long as such Optionee is a Director of any Participating Company.

            (d) Death or Total Disability of Optionee while a Director. In the event that the directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any vested and exercisable Options held by such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Termination Date or (ii) the first anniversary of the date of termination of directorship of such Optionee by reason of the Optionee's death or Total Disability.

            Any such vested and exercisable Options may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Options held by such a deceased or disabled Optionee that are not vested and exercisable as of the date of the Director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of the directorship termination date.

             (e) Termination of Affiliation of Participating Company. Notwithstanding the foregoing provisions of this
Section 6.03, in the case of an Optionee who is a Director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company, such Optionee shall be deemed (for all purposes of the Plan) to have incurred a termination of his directorship for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Participating Company.

      6.04 Exercise of Options. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.05. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by the Plan, as may be required by applicable laws, rules or regulations, or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.08(a).



     6.05  Payment of Option Exercise Price.

            (a) Except as otherwise provided in Section 6.05(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

            (b)  An Optionee may elect to pay for all or some  of
the Optionee's Shares with Shares to which the Optionee has a right at the time of the exercise by the Optionee, including Shares to which the Optionee has obtained a right by previous exercise, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the
Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the last reported sale price of the Shares on a national securities exchange or national market system on the date immediately preceding the day notice of exercise is received by the Company or, if such Shares are not then listed or quoted on such an exchange or market, on such basis as the Board shall determine.

      6.06 Options Not Transferable. Options granted under the Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     6.07  Restrictions on Issuance of Shares.

            (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act, all applicable listing or similar requirements of any national securities exchange or national market system on which Shares are then listed or quoted, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

            (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act or any other applicable law, rule or regulation.

           (c) The grant of Options prior to approval of the Plan by the affirmative vote or written consent of a majority of the holders of outstanding Shares represented and voting at a meeting or by written consent is conditioned on such approval being obtained within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any outstanding Options shall be void.

     6.08  Option Adjustments.

             (a) If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization of the Board, a proportionate adjustment shall be made in the number or kind of shares and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of outstanding Options or the holders of Common Stock or other classes of the Company's securities.

            (b) In the event of any Terminating Transaction, all outstanding Options shall become exercisable prior to the consummation of such Terminating Transaction and the Board shall take all necessary actions to ensure that such Options remain exercisable for a period of at least twenty (20) days prior to the consummation. Upon consummation of the Terminating Transaction, all outstanding Options shall terminate and cease to be exercisable. There shall be excluded from the operation of the provisions of this Section 6.08(b) any Terminating Transaction in which: (i) the holders of outstanding Shares prior to the Terminating Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity; and
(ii) no single person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section 6.08(b), voting common stock of the acquiring or surviving corporation or other entity, upon exercise of warrants or options, shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock that is equivalent to the number of such votes that may be cast by the holders of such securities.

            Notwithstanding the foregoing, in the event that  any
person or group of persons commences a tender offer for outstanding Shares within the scope of Regulation 14D under the Exchange Act, all outstanding Options shall become immediately exercisable. Any Shares received upon this accelerated exercise that are not purchased pursuant to the offer (whether by failure of the offer or otherwise) shall be subject to repurchase at the exercise price by the Company upon termination of the Optionee's service as a Director, in accordance with the vesting schedule that corresponds to the schedule of exercisability for the Option under which the Shares were acquired.

            (c) To the maximum extent possible, any adjustments authorized under this Section 6.08 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section
6.08 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

      6.09 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option pursuant to the Plan, including, but not limited to, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating
Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. An Optionee may, in lieu of remitting to the Company amounts sufficient to satisfy federal, state, local or other withholding tax requirements, direct the Company to withhold Shares or deliver Shares in each case with a value equal to such withholding tax requirements.

      6.10 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.


                          ARTICLE VII
                AMENDMENT OR TERMINATION OF PLAN

            The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Plan to fail to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment; provided, further, that unless required by applicable law, rule or regulation, no amendment of the Plan shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options; and provided, further, that the provisions of Sections 6.01, 6.02 and
6.03 shall not be amended more than once every six (6) months, other than to comport with changes in the I.R.C., the Employee Retirement Income Security Act or the rules thereunder.





                          ARTICLE VIII
                       GENERAL PROVISIONS

     8.01 Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Director making reasonable inquiry concerning the Plan.

     8.02 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by registered or certified mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Directors at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

      8.03 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

      8.04 Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.